Portfolio of Investments

March 31, 2024 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 99.4%

CHINA — 99.4%
3peak, Inc., Class A	546	$7,465
Anker Innovations Technology Co., Ltd., Class A	3,200	33,891
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,940	36,360
Beijing United Information Technology Co., Ltd., Class A	8,275	26,928
Centre Testing International Group Co., Ltd., Class A	14,500	25,304
Centre Testing International Group Co., Ltd., Class A	2,700	4,712
Contemporary Amperex Technology Co., Ltd., Class A	3,000	78,435
Dongguan Yiheda Automation Co., Ltd., Class A	4,080	14,413
Glodon Co., Ltd., Class A	11,460	18,582
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,800	13,734
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	31,363
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,700	19,533
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,070	13,401
Iflytek Co., Ltd., Class A	2,200	15,110
Jafron Biomedical Co., Ltd., Class A	4,500	13,608
Jiangsu Azure Corp., Class A	9,363	10,575
Kweichow Moutai Co., Ltd., Class A	300	70,716
LONGi Green Energy Technology Co., Ltd., Class A	6,366	17,287
Longshine Technology Group Co., Ltd., Class A	8,700	14,193
Midea Group Co., Ltd., Class A	8,400	75,095
Oppein Home Group, Inc., Class A	1,800	15,999
Ping An Insurance Group Co. of China Ltd., Class A	4,400	24,806
Proya Cosmetics Co., Ltd., Class A	2,508	32,398
Quectel Wireless Solutions Co., Ltd., Class A	2,210	11,891
SF Holding Co., Ltd., Class A	5,100	25,667
SG Micro Corp., Class A	2,310	20,579
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	13,917
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	600	20,382
Shenzhen Inovance Technology Co., Ltd., Class A	7,350	61,276
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	26,520
Sinocare, Inc., Class A	8,000	22,868
Sungrow Power Supply Co., Ltd., Class A	1,858	26,550
Yonyou Network Technology Co., Ltd., Class A	9,880	16,495
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	18,620	61,901
		921,954
TOTAL INVESTMENTS — 99.4%
(cost $1,197,227)		$921,954
Other assets less liabilities — 0.6%		5,904
NET ASSETS — 100.0%		$927,858

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the “Manager”) retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the year ended December 31, 2023.

Portfolio of Investments

March 31, 2024 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks*	$—	$921,954	$—	$921,954
Total	$—	$921,954	$—	$921,954

*	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the year ended December 31, 2023.